                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the registrant /X/
    Filed by a party other than the registrant / /

    Check the appropriate box:
    / /  Preliminary proxy statement
    /X/  Definitive proxy statement
    / /  Definitive additional materials
    / /  Soliciting material pursuant to Rule 14a-11 or Rule 14a-12

                                      UNISON SOFTWARE INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                      UNISON SOFTWARE INC.
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)
        ------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
        ------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     (3) Filing Party:
        ------------------------------------------------------------------------
     (4) Date Filed:
        ------------------------------------------------------------------------

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                                     [LOGO]

                             UNISON SOFTWARE, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 29, 1996

To the Stockholders:

    Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Unison Software, Inc., a Delaware corporation (the "Company"), will be held on Tuesday, October 29, 1996 at 9:00 a.m., local time, at The Embassy Suites Hotel, 2885 Lakeside Drive, Santa Clara, California 95054 for the following purposes:

    1. To elect directors to serve for the ensuing year and until their successors are duly elected and qualified.

    2. To approve amendments to the Company's Amended and Restated 1995 Stock Option Plan to increase the number of shares reserved for issuance thereunder from 300,000 to 1,100,000 shares and to make certain other changes.

    3. To ratify the appointment of Coopers & Lybrand LLP as independent auditors for the Company for the fiscal year ending May 31, 1997.

    4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

    Only holders of record of the Company's Common Stock at the close of business on September 11, 1996, the record date, are entitled to notice of and to vote at the Annual Meeting.

    All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if he or she has returned a proxy.

                                          By Order Of The Board Of Directors

                                          MICHAEL A. CASTEEL

                                          EXECUTIVE VICE PRESIDENT, CHIEF
                                          TECHNOLOGY OFFICER AND SECRETARY

Santa Clara, California

September 23, 1996

  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN

      THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE

                             UNISON SOFTWARE, INC.

                                PROXY STATEMENT
                                      FOR
                      1996 ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD OCTOBER 29, 1996

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
PROCEDURAL MATTERS........................................................     1

PROPOSAL ONE -- ELECTION OF DIRECTORS.....................................     3

PROPOSAL TWO -- AMENDMENTS TO AMENDED AND RESTATED 1995 STOCK OPTION
  PLAN....................................................................     5

PROPOSAL THREE -- RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS.....    10

SHARE OWNERSHIP BY PRINCIPAL STOCKHOLDERS AND MANAGEMENT..................    11

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT.........................    13

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION...............    13

EXECUTIVE OFFICER COMPENSATION............................................    14

CERTAIN TRANSACTIONS......................................................    17

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS............    18

COMPANY STOCK PRICE PERFORMANCE GRAPH.....................................    20

OTHER MATTERS.............................................................    21

APPENDIX A................................................................    22

                                     [LOGO]

                             UNISON SOFTWARE, INC.

                               ------------------

                                PROXY STATEMENT
                                      FOR
                      1996 ANNUAL MEETING OF STOCKHOLDERS
                             ---------------------

                               PROCEDURAL MATTERS

GENERAL

    This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Unison Software, Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Tuesday, October 29, 1996 at 9:00 a.m., local time, and at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at The Embassy Suites Hotel, 2885 Lakeside Drive, Santa Clara, California 95054. The telephone number is (408) 496-6400. The Company's headquarters are located at 5101 Patrick Henry Drive, Santa Clara, California 95054, and the telephone number at that location is (408) 988-2800.

    These proxy solicitation materials were mailed on or about September 23, 1996, together with the Company's 1996 Annual Report to Stockholders, to all stockholders entitled to vote at the Annual Meeting.

RECORD DATE

    Stockholders of record at the close of business on September 11, 1996 (the "Record Date") are entitled to notice of and to vote at the meeting. As of the Record Date, 7,784,040 shares of the Company's Common Stock were issued and outstanding. No shares of Preferred Stock were outstanding.

REVOCABILITY OF PROXIES

    Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

VOTING AT THE ANNUAL MEETING

    On all matters other than the election of directors, each share has one vote. Each stockholder voting for the election of directors may cumulate his or her votes, giving one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares which the stockholder is entitled to vote, or distributing the stockholder's votes under the same principle among as many candidates as the stockholder chooses, provided that votes may not be cast for more than five (5) candidates. No stockholder shall be entitled to cumulate votes for any candidate, however, unless the candidate's name has been placed in nomination prior to the voting. For information regarding security ownership by management and by the beneficial owners of more than 5% of the Company's Common Stock, see "Share Ownership by Principal Stockholders and Management."

    The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding as of the Record Date is necessary to constitute a quorum at the Annual Meeting. A plurality of the votes duly cast is required for the election of directors. The affirmative vote of a majority of the votes duly cast is required to approve the amendments to the Amended and Restated 1995 Stock Option Plan and to ratify the appointment of auditors.

    Abstentions and broker non-votes will be included for purposes of determining whether a quorum of shares is present at the Annual Meeting. However, abstentions and broker non-votes will not be included in the tabulation of the voting results on the election of directors or on issues requiring approval of a majority of the votes cast. Under the General Corporation Law of the State of Delaware, the Company's state of incorporation, an abstaining vote is not deemed to be a "vote cast." A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

PROXIES

    All shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies, if not revoked prior thereto. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors. If any other matters are properly presented for consideration at the Annual Meeting, the proxy holders will have discretion to vote on those matters in accordance with their best judgment.

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy may be revoked (i) by delivery of a written notice of revocation or a duly executed proxy to the Secretary of the Company bearing a date later than the prior proxy relating to the same shares, or (ii) by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not itself revoke a proxy). Any written notice of revocation or subsequent proxy must be received by the Secretary of the Company prior to the taking of the vote at the Annual Meeting.

EXPENSES OF SOLICITATION

    All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be borne by the Company. The Company may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners of Common Stock for their reasonable expenses in forwarding solicitation material to such beneficial owners. Directors, officers and employees of the Company may also solicit proxies in person or by telephone, telegram, letter or facsimile. Such directors, officers and employees will not be additionally compensated, but they may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation.

PROCEDURE FOR SUBMITTING STOCKHOLDER PROPOSALS

    Stockholders may present proper proposals for inclusion in the Company's proxy materials for consideration at the next annual meeting of its stockholders by submitting their proposals to the Company in a timely manner. In order to be included in the Company's proxy materials for the 1997 Annual Meeting, stockholder proposals must be received by the Company no later than May 27, 1997, and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS

GENERAL

    The Company's Board of Directors is currently comprised of five members all of whom are currently directors. The directors are elected to serve one-year terms and until their respective successors are elected and qualified. The Board of Directors has nominated the persons set forth below, all of whom are currently directors of the Company, for election as directors. Unless otherwise instructed, the holders of proxies solicited by this Proxy Statement will vote the proxies received by them for such nominees. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote for a nominee designated by the present Board of Directors to fill the vacancy. The Company is not aware of any reason that any nominee will be unable or will decline to serve as a director.

VOTE REQUIRED

    A plurality of the votes duly cast will be required to elect each Director.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE ELECTION OF ALL NOMINEES FOR DIRECTOR NAMED BELOW.

INFORMATION REGARDING NOMINEES

    The following table sets forth the name, age and certain other information regarding the nominees for director.

NAME                                       AGE                         PRINCIPAL OCCUPATION
- -------------------------------------      ---      ----------------------------------------------------------
Don H. Lee...........................          57   CHIEF EXECUTIVE OFFICER OF THE COMPANY.

Dominic Gattuso, Jr..................          50   PRESIDENT AND CHIEF OPERATING OFFICER OF THE COMPANY.

Michael A. Casteel...................          50   EXECUTIVE VICE PRESIDENT, CHIEF TECHNOLOGY OFFICER AND
                                                      SECRETARY OF THE COMPANY

Donald R. Dixon......................          49   PRESIDENT, TRIDENT CAPITAL, INC.

Jeffrey D. Saper.....................          48   MEMBER, WILSON, SONSINI, GOODRICH & ROSATI, P.C.

    DON H. LEE was a founder of the Company and has served as its Chief Executive Officer and as a member of the Board of Directors since 1980. In addition, Mr. Lee has served as President of the Company from its founding to July 1994 and again from July 1996 to August 1996.

    DOMINIC GATTUSO, JR. has served as President and Chief Operating Officer of the Company since August 1996. Mr. Gattuso served as President and Chief Operating Officer of Micromuse, Inc., a provider of computer network management systems and services, from April 1996 to May 1996. Mr. Gattuso also served as Senior Vice President and General Manager, Worldwide Sales & Field Operations of Sybase, Inc. from January 1995 to October 1995 and also held positions as Senior Vice President, Worldwide Business Operations and Vice President, European Operations at Sybase between 1991 and 1995.

    MICHAEL A. CASTEEL was a founder of the Company and has served as its Executive Vice President and as a member of the Board of Directors since 1980. Mr. Casteel has served as the Company's Secretary from its founding to September 1993 and again from July 1996 to the present, and was appointed Chief Technology Officer in April 1994.

    DONALD R. DIXON has served as director of the Company since September 1993. Mr. Dixon has served as President of Trident Capital, Inc., a private investment firm, since May 1993, and served as Co-President of Partech International, Inc., an international venture capital and money management firm, from June 1988 until June 1993. Mr. Dixon also is a director of Affiliated Computer Services, Inc., American Business Information, Inc., CSG Systems International, Inc. and Platinum Software Corporation.

    JEFFREY D. SAPER has served as a director of the Company since September 1993, and served as the Secretary of the Company from September 1993 until June 1995. Mr. Saper has been a member of the law firm of Wilson, Sonsini, Goodrich & Rosati, P.C., counsel to the Company, since 1980. Mr. Saper is also a director of Diamond Multimedia Systems, Inc.

BOARD MEETINGS AND COMMITTEES

    During fiscal 1996, the Board of Directors held five meetings (including regularly scheduled and special meetings), and all of the incumbent directors attended 75% or more of the meetings of the Board of Directors and committees, if any, upon which such directors served. Certain matters were approved by the Board of Directors by unanimous written consent.

    The Board of Directors of the Company currently has two standing committees: an Audit Committee and a Compensation Committee. Both the Audit Committee and the Compensation Committee are composed of Messrs. Dixon and Saper. The Company has no nominating committee or committee performing similar functions.

    AUDIT COMMITTEE. The Audit Committee makes such examinations as are necessary to monitor the corporate financial reporting and the internal and external audits of the Company, provides to the Board of Directors the results of its examinations and recommendations derived therefrom, outlines to the Board improvements made, or to be made, in internal accounting controls, nominates independent auditors, and provides to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require Board attention. The Audit Committee held one meeting during fiscal 1996.

    COMPENSATION COMMITTEE. The Compensation Committee reviews the Company's executive compensation policy, including equity compensation for senior executives of the Company, and makes recommendations to the Board of Directors regarding such matters. The Compensation Committee held one meeting during fiscal 1996.

DIRECTOR COMPENSATION

    Directors who are employees of the Company do not receive additional compensation for serving as directors of the Company. Each nonemployee director receives $2,500 per fiscal quarter. All nonemployee directors are reimbursed for expenses incurred in attending any Board of Directors or committee meeting.

    Nonemployee directors may participate in the Amended and Restated 1993 Director Stock Option Plan (the "Director Plan"), which was adopted by the Board of Directors and ratified by the Company's stockholders in September 1993. The Director Plan was amended by the Board of Directors in May 1995, which amendments were ratified by the stockholders in July 1995. A total of 150,000 shares of Common Stock has been reserved for issuance under the Director Plan. As of August 31, 1996, there were options to purchase 70,000 shares outstanding under the Director Plan. The Director Plan provides for an automatic grant of an option to purchase 15,000 shares of Common Stock (the "Initial Option") to each nonemployee director on the date on which such director first becomes a director. After the Initial Option is granted to a nonemployee director, such director will automatically be granted an option to purchase 5,000 shares (a "Subsequent Option") on June 1 of each subsequent year, provided such person is then a nonemployee director, and, provided further, that on such date such person has served on the Board for at least six months. Messrs. Dixon and Saper were each granted First Options in September 1993 and Subsequent Options in June of 1994, 1995 and 1996. For a more detailed summary of the Director Plan, see Appendix A.

                                  PROPOSAL TWO
                       AMENDMENTS TO AMENDED AND RESTATED
                             1995 STOCK OPTION PLAN

    The Company's Amended and Restated 1995 Stock Option Plan (the "1995 Plan") provides for the granting to employees of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and for the granting to employees and consultants of nonstatutory stock options and stock purchase rights ("SPRs"). The 1995 Plan was approved by the Board of Directors in February 1995, amended by the Board of Directors in April 1995, and approved by the stockholders in July 1995. Unless terminated sooner, the 1995 Plan will terminate automatically in February 2005.

    In August 1996, the Board of Directors increased the shares reserved for issuance under the 1995 Plan by 800,000 shares, bringing the total shares currently reserved for issuance under the 1995 Plan to 1,100,000 shares. The Board also approved certain other amendments to the 1995 Plan, as described below, to take advantage of the greater flexibility afforded by recent changes in Securities and Exchange Commission regulations concerning equity compensation plans. Proposal Two seeks stockholder approval of the increase in shares reserved and these other amendments. Approval of the amendments to the 1995 Plan also perfects the stockholder approval requirement of Section 422 of the Internal Revenue Code.

    The Company believes that stock options play a key role in the Company's ability to recruit, reward and retain executives and key employees. Companies like Unison Software have historically used stock options as an important part of recruitment and retention packages. The Company competes directly with these companies for experienced executives and sales personnel and believes that it must be able to offer comparable packages to attract the caliber of individual necessary to the Company's business. The Company's growth is partly responsible for the need to increase shares issuable under the 1995 Plan. The total number of employees has increased from 134 people as of May 31, 1995 to 174 people as of May 31, 1996.

VOTE REQUIRED

    The affirmative vote of a majority of the votes cast will be required to approve the amendments to the 1995 Plan, provided such affirmative vote also constitutes a majority of the Quorum.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE AMENDMENTS TO THE 1995 PLAN.

    The essential provisions of the Stock Plan are outlined below.

ADMINISTRATION

    The 1995 Plan is administered by the Board or a committee appointed by the Board. Such committee may consist of (i) two or more "non-employee" directors in order to grant options and stock purchase rights to officers and directors in compliance with Rule 16b-3 promulgated under the Exchange Act or (ii) two or more "outside" directors in order to grant options intended to qualify as "performance-based compensation" under the tax laws. The administrators of the 1995 Plan are referred to herein as the "Administrator."

ELIGIBILITY; LIMITS ON GRANTS

    The 1995 Plan provides that options and stock purchase rights may be granted to employees, including officers, directors and consultants to the Company, its parent or subsidiaries. Incentive stock options may be granted only to employees, including employee directors and officers. The Administrator approves the participants, the time or times at which options and stock purchase rights are granted and the number of shares subject to each. The 1995 Plan is administered so as to satisfy certain requirements under the federal securities laws, including under the Exchange Act, and the Code.

    The 1995 Plan limits the discretion allowed to the Administrator in granting options. This limitation is intended to preserve the Company's ability to deduct for federal income tax purposes the compensation expense relating to options granted to certain executive officers under the 1995 Plan. Without this provision in the 1995 Plan, the federal tax legislation enacted in August 1993 might limit the Company's ability to deduct such compensation expense. The limitation provides that under the 1995 Plan no employee may be granted in any one fiscal year options to receive more than 250,000 shares of Common Stock (except in connection with the commencement of employment, in which case options to purchase no more than an additional 250,000 shares may be granted). See discussion below under "Tax Information" for a summary of the more general rules governing the availability to the Company of tax deductions in connection with stock options granted under the 1995 Plan.

    As of May 31, 1996, there were approximately 174 employees and consultants currently eligible to participate in the 1995 Plan, and 116 optionees, including consultants, held outstanding options under the 1995 Plan.

TERMS OF OPTIONS

    The terms of options and stock purchase rights granted under the 1995 Plan are determined by the Administrator but may not be longer than ten years. Each option or stock purchase right is evidenced by a written agreement between the Company and the optionee to whom such option or stock purchase right is granted and is subject to the following additional terms and conditions:

        (a) EXERCISE OF THE OPTION: The Administrator determines when options may be exercisable. Shares subject to an option generally vest and are exercisable over four (4) years at the rate of one-quarter (1/4) of the shares on each anniversary of the option grant, or for new employees on the anniversary of their option grant. The Administrator may accelerate the vesting of any outstanding option. The purchase price of the shares to be purchased upon exercise of any option may be paid, at the discretion of the Administrator, in cash, check, or other shares of Common Stock (with some restrictions), or, if specified in the optionee's option agreement, promissory note, cashless exercise, or other legally permitted consideration.

        (b) EXERCISE PRICE: The exercise price under the 1995 Plan is determined by the Administrator, provided that, generally in the case of an incentive stock option, the exercise price may not be less than 100% of the fair market value of the Common Stock on the date the option is granted, and, provided further, that, in the case of an incentive stock option granted to an employee who, at the time of such grant, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any parent or subsidiary of the Company, the exercise price may be no less than 110% of the fair market value of the Common Stock on the date the option is granted.

        (c) TERMINATION OF EMPLOYMENT: If the optionee's status as an employee or consultant terminates for any reason other than death or disability, an option under the 1995 Plan may be exercised not later than thirty (30) days (or such other period of time, not exceeding 90 days, as is determined by the Administrator and specified in the optionee's option agreement) after such termination (but in no event later than the date of expiration of the term of the option) and may be exercised only to the extent such option was exercisable and vested on the date of termination.

        (d) DISABILITY OF OPTIONEE: If an optionee should become totally and permanently disabled (as defined in the tax code) while employed by the Company, an option may be exercised within twelve (12) months after termination of employment due to such disability (but in no event later than the date of expiration of the term of the option), but only to the extent such option was exercisable and vested on the date of termination.

        (e) DEATH OF OPTIONEE: If an optionee should die while employed by the Company, an option may be exercised at any time within twelve (12) months after the date of death (but in no event later than the date of expiration of the term of the option), but only to the extent such options were exercisable and vested on the date of termination.

        (f) TERMINATION OF OPTIONS: Stock options granted under the 1995 Plan expire as determined by the Administrator, but in no event later than ten
    (10) years from the date of grant. However, in the case of an incentive stock option granted to an employee who, at the time of such grant, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any parent or subsidiary of the Company, the term of the option may not be greater than five (5) years. Under the form of option agreement currently used by the Company, options generally expire ten
    (10) years from the date of grant.

        (g) NON-TRANSFERABILITY OF OPTIONS AND STOCK PURCHASE RIGHTS: Unless otherwise specified by the Administrator, options and stock purchase rights are non-transferable by the optionee other than by will or by the laws of descent or distribution and are exercisable during the optionee's lifetime only by the optionee.

        (h) OTHER PROVISIONS: The option agreement or restricted stock purchase agreement may contain such other terms, provisions and conditions not inconsistent with the 1995 Plan as may be determined by the Administrator.

STOCK PURCHASE RIGHTS

    The 1995 Plan permits the Company to grant stock purchase rights to purchase Common Stock of the Company either alone, in addition to, or in tandem with other awards under the 1995 Plan and/or cash awards made outside the Plan. Upon the granting of a stock purchase right under the 1995 Plan, the offeree is advised in writing of the terms, conditions and restrictions related to the offer, including the number of shares of Common Stock that the offeree is entitled to purchase, the price to be paid and the time within which the offeree must accept such offer (which shall in no event exceed six (6) months from the date of grant). The offer is accepted by execution of a restricted stock purchase agreement between the Company and the offeree.

    Unless the Administrator determines otherwise, the restricted stock purchase agreement grants the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment or consulting relationship with the Company for any reason (including death or permanent and total disability). The purchase price for shares repurchased pursuant to this repurchase option is the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option lapses at such rate as the Administrator may determine.

    Upon exercise of a stock purchase right, the purchaser has all rights of a stockholder of the Company.

CHANGES IN CAPITALIZATION

    In the event a change, such as a stock split or stock dividend payable in Common Stock, is made in the Company's capitalization which results in an exchange of Common Stock for a greater or lesser number of shares without receipt of consideration by the Company, appropriate adjustment will be made in the number of shares reserved for issuance under the 1995 Plan and in the number of shares subject to outstanding options and stock purchase rights under the 1995 Plan, as well as in the price per share of Common Stock covered by such options and stock purchase rights. Such adjustment will be made by the Board of Directors, whose determination is final, binding and conclusive.

    In the event of the proposed dissolution or liquidation of the Company, options and stock purchase rights outstanding under the 1995 Plan will terminate immediately prior to such action. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company into another corporation, outstanding options and stock purchase rights may be assumed or an equivalent option or stock purchase right may be substituted by the successor entity. If such outstanding options and stock purchase rights are not assumed or substituted, however, the Administrator must provide for all or some part of the options and stock purchase rights to become fully vested and immediately exercisable for a period of fifteen (15) days.

AMENDMENT AND TERMINATION OF THE PLAN

    The Board of Directors may amend the 1995 Plan at any time, or may terminate the 1995 Plan, without approval of the stockholders; provided, however, that stockholder approval is required for any amendment to the 1995 Plan for which stockholder approval would be required under the Code or other applicable rules, and no action by the Board of Directors or stockholders may unilaterally impair any option or stock purchase right previously granted under the 1995 Plan. In any event, the 1995 Plan will terminate in February 2005. Any options outstanding under the 1995 Plan at the time of its termination will remain outstanding until they expire by their terms.

TAX INFORMATION

    THE FOLLOWING IS A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION WITH RESPECT TO THE GRANT AND EXERCISE OF OPTIONS AND STOCK PURCHASE RIGHTS UNDER THE 1995 PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE OPTIONEE'S DEATH OR THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH A PARTICIPANT MAY RESIDE.

    INCENTIVE STOCK OPTIONS

    An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% shareholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

    NON-STATUTORY STOCK OPTIONS

    All other options which do not qualify as incentive stock options are referred to as non-statutory stock options. An optionee will not recognize any taxable income at the time he or she is granted a non-statutory stock option. However, upon the option's exercise, the optionee will recognize taxable income, generally measured as the excess of the then fair market value of the shares purchased over the exercise price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee. Upon resale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

    STOCK PURCHASE RIGHTS

    Stock purchase rights will generally be taxed in the same manner as non-statutory stock options. However, the stock issued upon exercise of a stock purchase right is usually subject to the Company's right to repurchase such stock upon the purchaser's termination of employment with the Company, which right lapses progressively over time. As a result, at the time of purchase, this restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code. As a result, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the date or dates when the stock ceases to be subject to substantial risk of forfeiture. The stock will generally cease to be subject to a substantial risk of forfeiture when it is no longer subject to the Company's right to repurchase the stock (i.e., as it "vests"). At such times, the purchaser will recognize the ordinary income measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture. The ordinary income recognized by a purchaser who is an employee will be treated as wages and will be subject to tax withholding by the Company. Generally, the Company will be entitled to a tax deduction in the amount and at the time the purchaser recognizes ordinary income.

    Notwithstanding the foregoing, a purchaser may accelerate the date of his or her recognition of ordinary income, and the beginning of any capital gain holding period, by timely filing an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, would be equal to the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period would commence on the purchase date.

    Different rules may apply in the case of purchasers who are subject to
Section 16 of the Securities Exchange Act of 1934, as amended.

PARTICIPATION IN THE 1995 PLAN

    The grant of options and stock purchase rights under the 1995 Plan to eligible employees and consultants, including the Named Officers, is subject to the discretion of the Administrator. The following table sets forth information with respect to options granted under the 1995 Plan during the Last Fiscal Year to each of the officers named in the Summary Compensation Table, to all current executive officers as a group, to all non-employee directors and to all other employees as a group. The term of options under the 1995 Plan (other than those granted to 10% stockholders, such as Messrs. Lee and Casteel, as to which the term is five years from the date of grant) is generally ten years from the date of grant.

                                                                                   AVERAGE       % OF TOTAL
                                                                      OPTIONS     EXERCISE      GRANTS UNDER
IDENTITY OF GROUP                                                   GRANTED(#)    PRICE($)     THE 1995 PLAN
- ------------------------------------------------------------------  -----------  -----------  ----------------
Don H. Lee........................................................      47,000    $   11.25          21.4%
Michael A. Casteel................................................      12,000        11.25           5.5
Lacy H. Edwards (1)...............................................      10,000        11.25           4.6
Richard J. Armitage...............................................      --           --              --
All current executive officers as a group.........................      69,000        11.25          31.5
All non-employee directors........................................      --           --              --
All other employees as a group....................................     150,800        13.02          68.5

- ------------------------

(1) Mr. Edwards resigned as an officer and director of the Company subsequent to the end of the last fiscal year.

                                 PROPOSAL THREE
              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

    On the recommendation of the Audit Committee, the Board of Directors has appointed Coopers & Lybrand LLP as independent auditors of the Company to audit the consolidated financial statements of the Company for the year ending May 31, 1997, and recommends that the stockholders vote for ratification of such appointment.

    Coopers & Lybrand LLP has audited the Company's financial statements since 1991. A representative of Coopers & Lybrand LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement and is expected to be available to respond to appropriate questions.

VOTE REQUIRED

    Ratification of the appointment of Coopers & Lybrand LLP as the Company's independent auditors will require the affirmative vote of a majority of the votes cast at the Annual Meeting. In the event that the stockholders do not approve the selection of Coopers & Lybrand LLP, the Board of Directors will reconsider its selection.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL THREE.

            SHARE OWNERSHIP BY PRINCIPAL STOCKHOLDERS AND MANAGEMENT

    The following table sets forth the beneficial ownership of Common Stock of the Company as of September 11, 1996 for the following: (i) each person or entity who is known by the Company to own beneficially more than 5% of the outstanding shares of the Company's Common Stock; (ii) each of the Company's directors; (iii) each of the officers named in the Summary Compensation Table; and (iv) all current directors and executive officers of the Company as a group.

                                                                     SHARES          PERCENTAGE
                                                                  BENEFICIALLY      BENEFICIALLY
NAME                                                                OWNED (1)          OWNED
- --------------------------------------------------------------  -----------------  --------------
Don H. Lee (2) ...............................................       1,494,318           19.2%
  c/o Unison Software, Inc.
  5101 Patrick Henry Drive
  Santa Clara, CA 95054

Michael A. Casteel (3) .......................................       1,096,316           14.1
  c/o Unison Software, Inc.
  5101 Patrick Henry Drive
  Santa Clara, CA 95054

Putnam Investments, Inc. (4) .................................         819,050           10.5
  One Post Office Square
  Boston, MA 02109

RCM Capital Management, L.L.C. (5) ...........................         757,200            9.7
  Four Embarcadero Center
  Suite 3000
  San Francisco, CA 94111

Donald R. Dixon (6) ..........................................         573,335            7.3
Trident Capital, L.P.
  2480 Sand Hill Road
  Menlo Park, CA 94025

Dominic Gattuso, Jr...........................................         --                --

Jeffrey D. Saper (7)..........................................          70,835           *

Lacy H. Edwards (8)...........................................             462           *

Richard J. Armitage (9).......................................          64,426           *

Unison 401(k) Plan (10).......................................       1,095,732           14.1

All current directors and executive officers as a group (6
  persons)(11)................................................       4,393,663           55.2

- ------------------------
 * Less than 1%.

 (1) The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 of the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of September 11, 1996 through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned.

 (2) Includes 1,488,435 shares held by Don H. Lee and Rita M. Lee, Trustees of the Lee Family Trust U/D/T dated December 12, 1990. Also includes 4,000 shares issuable under stock options exercisable within 60 days of September 11, 1996. Excludes all shares held by the Company's 401(k) Plan except for 1,883 forfeited and unallocated shares. Mr. Lee is a co-trustee of the 401(k) Plan, but has neither discretionary voting power with respect to such shares, nor any pecuniary interest therein. Subject to certain limitations under the 401(k) Plan, voting power is possessed by the participants in the 401(k) Plan with respect to the shares allocated to each such participant.

 (3) Includes 1,090,433 shares held by Michael A. Casteel and Cathy D. Casteel, Trustees under Trust dated April 6, 1984. Also includes 4,000 shares issuable under stock options exercisable within 60 days of September 11, 1996. Excludes all shares held by the Company's 401(k) Plan except for 1,883 forfeited and unallocated shares. Mr. Casteel is a co-trustee of the 401(k) Plan, but has neither discretionary voting power with respect to such shares, nor any pecuniary interest therein. Subject to certain limitations under the 401(k) Plan, voting power is possessed by the participants in the 401(k) Plan with respect to the shares allocated to each such participant.

 (4) This information was obtained from filings made with the SEC pursuant to
    Section 13(d), 13(f) or 13(g) of the Exchange Act. Certain Putnam investment managers (together with their parent corporations, Putnam Investments, Inc. and Marsh & McLennan Companies, Inc.), are considered "beneficial owners" in the aggregate of 819,050 shares, or 10.5% of shares outstanding, of the Company's voting Common Stock, which shares were acquired for investment purposes by such investment managers for certain of their advisory clients.

 (5) This information was obtained from RCM Capital Management, L.L.C. ("RCM LLC"). RCM LLC is a wholly owned subsidiary of Dresdner Bank AG, an international banking organization. RCM Limited L.P. is the Managing Agent of RCM LLC and RCM General Corporation is the General Partner of RCM Limited L.P. Such entities may be deemed to be affiliated with RCM LLC and may be deemed to have beneficial ownership of securities held by RCM LLC.

 (6) Includes 430,000 shares, and warrants to purchase 125,000 shares, held by Trident Capital, L.P., and 18,335 shares issuable under stock options exercisable within 60 days of September 11, 1996, which options are held for the benefit of Trident Capital, L.P. "Trident Capital, L.P." consists of Trident Capital Partners Fund--I, L.P. and Trident Capital Partners Fund--I, C.V., which may be deemed to be affiliated entities and whose ownership of Common Stock is presented collectively. Mr. Dixon is President of Trident Capital, Inc., the general partner of Trident Capital, L.P., and disclaims beneficial ownership of the shares owned by or held for the benefit of Trident Capital, L.P., except to the extent of his pecuniary interest therein.

 (7) Includes 18,335 shares issuable under stock options exercisable within 60 days of September 11, 1996. Also includes 6,000 shares held by WS Investment Company and 12,500 shares issuable upon exercise of warrants to purchase Common Stock exercisable within 60 days of September 11, 1996 held by WS Investment Company. Mr. Saper is a limited partner of WS Investment Company and disclaims beneficial ownership except to the extent of his pecuniary interest therein.

 (8) Mr. Edwards resigned as an officer and director of the Company subsequent to the end of the last fiscal year.

 (9) Includes 125 shares issuable under stock options exercisable within 60 days of September 11, 1996. Also includes 23,095 shares held by the 401(k) Plan and allocated to Mr. Armitage thereunder. Includes 2,000 shares held of record by Mr. Armitage's minor child. Mr. Armitage disclaims beneficial ownership of such shares. Excludes 1,000 shares held of record by Mr. Armitage's adult son.

(10) Don H. Lee and Michael A. Casteel are co-trustees of the 401(k) Plan, but have neither discretionary voting power with respect to shares held by the 401(k) Plan (other than 1,883 forfeited and unallocated shares), nor any pecuniary interest therein. Subject to certain limitations under the 401(k) Plan, voting power is possessed by the participants in the 401(k) Plan with respect to the shares allocated to each such participant.

(11) Includes 44,795 shares issuable under stock options exercisable within 60 days of September 11, 1996, and 137,500 shares issuable upon exercise of warrants. See footnotes (2), (3), (6), (7) and (9).

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

    Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities ("10% Stockholders") to file with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. reports of ownership on Form 3 and reports on changes in ownership on Form 4 or Form 5. Such executive officers, directors and 10% Stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file.

    Based solely on its review of the copies of such forms received by the Company, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that, during the period from July 20, 1995 (the date on which the Company first became subject to Section 16(a)) until May 31, 1996, its executive officers, directors and 10% Stockholders complied with all applicable Section 16(a) filing requirements, except that the Company's Employee Stock Ownership Plan ("ESOP") and 401(k) Plan failed to file Forms 3 and 4 in a timely manner on a total of four occasions.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Company's Compensation Committee was formed in October 1993 and is currently composed of Messrs. Dixon and Saper. No interlocking relationship exists between any member of the Company's Board of Directors or Compensation Committee and any member of the board of directors or compensation committee of any other Company, nor has any such interlocking relationship existed in the past. No member of the Compensation Committee is or was formerly an officer or an employee of the Company.

                         EXECUTIVE OFFICER COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table sets forth certain information concerning total compensation received by the Chief Executive Officer and each of the three other executive officers during the last fiscal year (the "Named Officers") for services rendered to the Company in all capacities during each of the two fiscal years ended May 31, 1996.

                                                                                      LONG-TERM
                                                                                     COMPENSATION
                                                                                        AWARDS
                                                                                  ------------------
                                                            ANNUAL COMPENSATION       SECURITIES
                                                FISCAL     ---------------------  UNDERLYING OPTIONS     ALL OTHER
NAME AND PRINCIPAL POSITION                      YEAR      SALARY($)   BONUS($)          (#)          COMPENSATION($)
- --------------------------------------------  -----------  ----------  ---------  ------------------  ----------------
Don H. Lee..................................        1996   $  154,336     --              47,000        $   1,200(1)
  CHIEF EXECUTIVE OFFICER                           1995      148,602  $  78,600          --                1,200(1)

Lacy H. Edwards (2).........................        1996      143,332     54,000          10,000             --
  FORMER PRESIDENT AND CHIEF OPERATING              1995      125,275     72,914         200,000             --
    OFFICER

Michael A. Casteel..........................        1996       99,340    101,500           12,000            1,200    (1)
  EXECUTIVE VICE PRESIDENT AND CHIEF                1995      101,374     60,650        --                   1,200    (1)
    TECHNICAL OFFICER.......................

Richard Armitage............................        1996       98,090     24,085        --                  76,947    (3)
  VICE PRESIDENT, FINANCE, CHIEF FINANCIAL          1995       88,500     15,105              500            9,369    (4)
    OFFICER AND TREASURER

- ------------------------

(1) Represents contributions under the Company's 401(k) Plan.

(2) Mr. Edwards became an officer of the Company in July 1994 and resigned in July 1996.

(3) Includes $400 of Company contributions under the 401(k) Plan and an allocation of $71,215 and 3,677 shares of Common Stock to an account of Mr. Armitage under the 401(k) Plan, which shares were allocated based on a value of $1.45, the price at which the Company's Employee Stock Ownership Plan (the "ESOP") purchased such shares. In November 1995, the ESOP was merged into the 401(k) Plan, and all ESOP Participants received corresponding accounts under the 401(k) Plan. Based on the closing price of the Company's Common Stock on September 11, 1996 ($21.25 per share), such shares had a value of $78,136.25 at such date.

(4) Includes $1,200 of Company contributions under the 401(k) Plan and an allocation of 5,634 shares of Common Stock to Mr. Armitage's ESOP account, which shares were allocated based on a value of $1.45, the price at which the ESOP purchased such shares. Based on the closing price of the Company's Common Stock on September 11, 1996 ($21.25 per share), such shares had a value of $119,722.50 at such date.

OPTION GRANTS IN LAST FISCAL YEAR

    The following table shows, as to the Named Officers, information concerning stock options granted during the year ended May 31, 1996.

                                                                  INDIVIDUAL GRANTS                       POTENTIAL REALIZABLE
                                              ---------------------------------------------------------     VALUE AT ASSUMED
                                               NUMBER OF      PERCENT OF                                 ANNUAL RATES OF STOCK
                                              SECURITIES    TOTAL OPTIONS                                PRICE APPRECIATION FOR
                                              UNDERLYING      GRANTED TO       EXERCISE                      OPTION TERM(3)
                                                OPTIONS      EMPLOYEES IN        PRICE      EXPIRATION   ----------------------
NAME                                          GRANTED (1)  FISCAL YEAR (1)     PER SHARE     DATE (2)        5%         10%
- --------------------------------------------  -----------  ----------------  -------------  -----------  ----------  ----------
Don H. Lee (4)..............................      47,000          21.4%        $   11.25       8/30/00   $  146,084  $  322,807
Lacy H. Edwards (5).........................      10,000           4.6             11.25       8/30/05       70,751     179,296
Michael A. Casteel (6)......................      12,000           5.5             11.25       8/30/00       37,298      82,419
Richard J. Armitage.........................      --              --              --            --           --          --

- ------------------------

(1) The Company granted to employees in fiscal 1996 options to purchase 219,800 shares of Common Stock.

(2) Options may terminate before their expiration upon the termination of optionee's status as an employee or consultant, the optionee's death or disability or an acquisition of the Company.

(3) Potential realizable value assumes that the stock price increases from the date of grant until the end of the option term (either 5 or 10 years) at the annual rate specified (5% and 10%). Annual compounding over 5 years results in total appreciation of approximately 28%(at 5% per year) and 61% (at 10% per year) and over 10 years total appreciation of approximately 63% (at 5% per year) and 159% (at 10% per year). If the price per share of the Company's Common Stock were to increase at such rates from the price at the date of the above grants ($11.25 per share) over the next 5 years, the resulting stock price at 5% and 10% appreciation would be $14.36 per share and $18.12 per share, respectively. If the price per share of the Company's Common Stock were to increase at such rates from the price at the date of the above grants over the next 10 years, the resulting stock price at 5% and 10% appreciation would be $18.33 per share and $29.18 per share, respectively. The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the SEC and do not represent the Company's estimate or projection of future stock price growth.

(4) Mr. Lee's option is a nonstatutory stock option, was granted under the Amended and Restated 1995 Stock Option Plan, and has an exercise price equal to the fair market value on the date of grant. The option has a five-year term and vested to the extent of 35,000 shares on March 1, 1996. The remaining 12,000 shares vest in three equal annual increments over three years commencing on the date of grant. For a more detailed summary of the terms of such option, see Proposal Two-Amendment of Amended and Restated 1995 Stock Option Plan.

(5) Mr. Edwards' option is a nonstatutory stock option, was granted under the Amended and Restated 1995 Stock Option Plan, and has an exercise prices equal to the fair market value on the date of grant. The option has a ten-year term and vests in three equal annual increments over three years commencing on the date of grant. For a more detailed summary of the terms of such option, see Proposal Two-Amendment of Amended and Restated 1995 Stock Option Plan. The option was canceled without exercise upon Mr. Edwards' resignation from the Company in July 1996.

(6) Mr. Casteel's option is a nonstatutory stock option, was granted under the Amended and Restated 1995 Stock Option Plan, and has an exercise price equal to the fair market value on the date of grant. The option has a five-year term and vests in three equal annual increments over three years commencing on the date of grant. For a more detailed summary of the terms of such option, see Proposal Two-Amendment of Amended and Restated 1995 Stock Option Plan.

OPTION EXERCISES AND HOLDINGS

    The following table sets forth, as to the Named Officers, certain information concerning stock options exercised during fiscal 1996 and the number of shares subject to both exercisable and unexercisable stock options as of May 31, 1996. Also reported are values for unexercised "in-the-money" options, which values represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of the Company's Common Stock as of May 31, 1996.

                                                                         NUMBER OF SECURITIES
                                                                              UNDERLYING             VALUE OF UNEXERCISED
                                                                        UNEXERCISED OPTIONS AT       IN-THE-MONEY OPTIONS
                                         SHARES ACQUIRED    VALUE          FISCAL YEAR END        AT FISCAL YEAR END ($)(2)
                                               ON          REALIZED   --------------------------  --------------------------
NAME                                      EXERCISE (#)     ($) (1)    EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
- ---------------------------------------  ---------------  ----------  -----------  -------------  -----------  -------------
Don H. Lee.............................        48,334     $  631,816      --             12,000       --        $   195,000
Lacy H. Edwards (3)....................        49,000        967,750      31,000        130,000    $ 775,000      3,162,500
Michael A. Casteel.....................        13,334        168,275      --             12,000       --            195,000
Richard J. Armitage....................        15,000         45,000         125            375        3,025          9,075

- ------------------------

(1) Market value of underlying securities on the exercise date minus the exercise price.

(2) Market value of underlying securities based on the closing price of the Company's Common Stock on May 31, 1996 (the last trading day of fiscal 1996) on the Nasdaq National Market of $27.50 minus the exercise price.

(3) Mr. Edwards resigned from the Company in July 1996, and all unexercised options were cancelled at such time.

                              CERTAIN TRANSACTIONS

    The Company and Trident Capital, L.P. ("Trident Capital"), of which Donald
R. Dixon, a director of the Company, is President of its General Partner, Trident Capital, Inc., entered into a Credit Facility and Warrant Agreement dated October 29, 1993 (the "Credit Facility") pursuant to which the Company was granted a credit line of up to $500,000 and Trident Capital was issued a warrant to purchase up to 125,000 shares of the Company's Common Stock. On January 1, 1994, Trident Capital assigned all of its obligations under the Credit Facility to Trident Capital Partners Fund--I, L.P. ( the "First Assignee"). The Credit Facility was amended on September 1, 1994 to provide that the parties' obligations under the Credit Agreement and the Warrant issued pursuant to the Credit Agreement will not expire upon the closing of an initial public offering of the Company's securities. The Warrant issued pursuant to the Credit Agreement has an exercise price of $4.00 per share and expires upon the earlier of (i) October 29, 1996 or (ii) certain consolidations or mergers of the Company. The warrantholder is entitled to certain piggyback registration rights with respect to the shares covered by the warrant. On February 9, 1994, a portion of First Assignee's obligations under the Credit Facility was assigned to Trident Capital Fund--I, C.V.

    On December 1, 1993, the Company issued to WS Investment Company 93D, of which Jeffrey D. Saper, a director of the Company, is a limited partner, a warrant to purchase up to 12,500 shares of Common Stock at a purchase price of $4.00 per share. The warrant was amended on May 25, 1995 to provide that it expires on the earlier of (i) December 1, 1996 or (ii) certain consolidations or mergers of the Company. The warrantholder is entitled to certain piggyback registration rights with respect to the shares covered by the warrant.

    On July 1, 1994, the Company entered into an Employment Agreement with Lacy
H. Edwards, the Company's former President and Chief Operating Officer until July 1996, in connection with the commencement of Mr. Edwards' employment with the Company. Pursuant to this agreement, Mr. Edwards was to be paid a base salary of $140,000 per year and an annual bonus in an amount based on the Company's financial performance. In addition, the agreement provided that Mr. Edwards would be granted an incentive stock option to purchase 200,000 shares of Common Stock at a price of $2.50 per share. This option vested immediately to the extent of 40,000 shares upon execution of the Employment Agreement and to the extent of an additional 40,000 shares on each anniversary of the Employment Agreement. Upon a change of control of the Company, all shares would vest automatically.

    Concurrently, pursuant to a Restricted Stock Purchase Agreement dated July 14, 1994, Mr. Edwards purchased from the Company 90,000 shares of Common Stock for an aggregate purchase price of $225,000, of which $125,000 was paid by means of a promissory note secured by the 90,000 shares. The promissory note was full recourse and bore interest at 6.72% per annum, compounded semiannually. All principal and interest accrued under the note was to be due on July 1, 1998, or earlier, at the Company's option, if Mr. Edwards' employment with the Company terminated. The maximum indebtedness outstanding under the note during fiscal 1996 was $140,974 principal and accrued interest. The indebtedness was paid in full in May 1996. Mr. Edwards resigned from the Company in July 1996, and his Employment Agreement terminated at that time.

    In fiscal 1996, Wilson, Sonsini, Goodrich & Rosati, Professional Corporation, a law firm in which Jeffrey D. Saper, a director of the Company, is a senior partner, performed legal services for the Company. The Company proposes to continue to retain such law firm in fiscal 1997 for advice on legal matters.

    The Company believes that all of the transactions set forth above were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. All future transactions, including loans, between the Company and its officers, directors and principal stockholders and their affiliates will be approved by a majority of the Board of Directors, including a majority of the independent and disinterested directors of the Board of Directors, and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

    The Compensation Committee of the Board of Directors (the "Committee") consists of directors Donald R. Dixon and Jeffrey D. Saper, neither of whom is an employee or officer of the Company. The Committee was established in October 1993 and is responsible for reviewing and making recommendations to the Board of Directors regarding all forms of compensation to be provided to the executive officers and directors of the Company, including stock compensation and loans, and all bonus and stock compensation to all employees.

    COMPENSATION PHILOSOPHY AND POLICIES

    The policy of the Committee is to attract and retain key personnel through the payment of competitive base salaries and to encourage and reward performance through bonuses and stock ownership. The Committee's objectives are to:

    - ensure that there is an appropriate relationship between executive compensation and the creation of stockholder value;

    - ensure that the total compensation program will motivate, retain and attract executives of outstanding abilities; and

    - ensure that current cash and equity incentive opportunities are competitive with comparable companies.

    ELEMENTS OF COMPENSATION

    Compensation for officers and key employees includes both cash and equity elements.

    Cash compensation consists of base salary, which is determined on the basis of the level of responsibility, expertise and experience of the employee, taking into account competitive conditions in the industry. In addition, cash bonuses may be awarded to officers and other key employees. Such bonuses are based on achieving target revenue or profit levels and/or accomplishing designated department goals. Compensation of sales personnel also includes sales commissions tied to quarterly and annual targets.

    Ownership of the Company's Common Stock is a key element of executive compensation. Officers and other employees of the Company are eligible to participate in the Amended and Restated 1995 Stock Option Plan (the "Option Plan") and the 1995 Employee Stock Purchase Plan (the "Purchase Plan"), which plans were adopted prior to the Company's initial public offering in July 1995. The Option Plan permits the Board of Directors or the Committee to grant stock options to employees on such terms as the Board or the Committee may determine. The Committee has sole authority to grant stock options to executive officers of the Company and is currently administering stock option grants to all employees. In determining the size of a stock option grant to a new officer or other key employee, the Committee takes into account equity participation by comparable employees within the Company, external competitive circumstances and other relevant factors. Additional options may be granted to current employees to reward exceptional performance or to provide additional unvested equity incentives. These options typically vest over a four-year period and thus require the employee's continuing efforts on behalf of the Company. The Purchase Plan permits employees to acquire Common Stock of the Company through payroll deductions and promotes broad-based equity participation throughout the Company. The Committee believes that it is in the stockholders' interests to link employee compensation as closely as possible to equity appreciation and thus to share with the employees the benefits of their efforts on behalf of the Company's success.

    DESCRIPTION OF 401(K) AND ESOP

    The Company also maintains a 401(k) Plan to provide retirement benefits through tax deferred salary deductions for all its employees. The Company makes matching contributions to the 401(k) Plan at a rate of 50% of the employee's contributions up to a maximum matching contribution of $100 per month. Matching contributions are always 100% vested. In addition, the Company may elect to make discretionary contributions, which will be allocated prorata based on compensation to all participants with 375 hours of service during the plan year and who are employed by the Company on the last day of the plan year. Discretionary contributions for all participants with three years of service as of May 31, 1996 are 100% vested. Discretionary contributions for all other participants are subject to a vesting schedule of 20% per year beginning after 3 years of service and becoming 100% vested after 7 years of service.

    Until November 1995, the Company maintained an Employee Stock Ownership Plan ("ESOP") which provided for the accumulation and investing of Company contributions for the benefit of the Company's employees. The ESOP originally purchased 1,618,208 shares of the Company's Common Stock in August 1990, of which 266,000 shares were sold by the ESOP in connection with the Company's initial public offering in order to fund repayment of borrowings made by the ESOP to purchase all such shares. As the ESOP operated prior to November 1995, a portion of the shares held by the ESOP were allocated at the end of each fiscal year to active employees of the Company. An employee's ESOP account is subject to a vesting schedule of 20% per year beginning after 3 years of service and becoming 100% vested after 7 years of service. Five years after a participant's termination of employment, the participant's unvested shares, if any, were returned to the ESOP for reallocation to other participants.

    In November 1995, the ESOP was merged into the Company's 401(k) Plan, and the ESOP accounts of all participants as of such date were converted into accounts under the 401(k) Plan. In addition, all previously unallocated ESOP shares, as well as all unallocated cash proceeds from the ESOP's sale of shares in the initial public offering, were allocated to ESOP participants employed by the Company as of that date. Since such date, all vesting has continued as before the merger. In addition, the former ESOP participants who remain employed by the Company now have the opportunity each year to diversify their investment in up to 20% of their vested ESOP account into other accounts within the 401(k) Plan or into self-directed individual retirement accounts.

    FISCAL 1996 EXECUTIVE COMPENSATION

    Executive compensation for fiscal year 1996 included base salary, cash bonuses, and incentive stock option grants. Cash bonuses were based on achieving target quarterly and annual Company profit levels, and in some cases accomplishing designated Company goals. For sales executives, compensation also included commissions tied to quarterly and annual Company revenue targets. Executive base pay and total compensation for fiscal year 1996 were determined with reference to salary survey data for comparable public companies in the software industry.

    In establishing executive compensation policies for fiscal year 1997, the Committee intends to focus incentive compensation on achieving quarterly profit targets.

    CHIEF EXECUTIVE OFFICER COMPENSATION FOR FISCAL 1996

    The compensation for Don Lee for fiscal year 1996 was intended to reward Mr. Lee for increasing shareholder value. It included a base salary of $12,917 per month commencing August 1, 1995, and grants of options to purchase up to 47,000 shares of the Company's Common Stock. The option grants consisted of an option to purchase 35,000 shares at $11.25 per share granted on August 30, 1995 and vesting on March 1, 1996, and a second option to purchase 12,000 shares at $11.25 per share granted on August 30, 1996 and vesting over 3 years.

    SUMMARY

    The Compensation Committee sets policy and administers the Company's cash and equity incentive programs for the purpose of attracting and retaining highly skilled executives who will promote the Company's business goals and providing incentive for these persons to achieve goals which will build long-term stockholder value.

                                          COMPENSATION COMMITTEE
                                          OF THE BOARD OF DIRECTORS

                                          Donald R. Dixon
                                          Jeffrey D. Saper

                     COMPANY STOCK PRICE PERFORMANCE GRAPH

    The following graph compares the Company's cumulative total stockholder return with those of the S&P 500 Index and the Hambrecht & Quist Technology Index. The graph assumes that $100 was invested (i) on July 20, 1995 (the effective date of the Company's initial public offering) in the Company's Common Stock and (ii) on July 20, 1995 in the S&P 500 Index and the Hambrecht & Quist Technology Index, including reinvestment of dividends. Note that historic stock price performance is not necessarily indicative of future stock price performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       COMPARISON OF 10 MONTH CUMULATIVE TOTAL RETURN*
      AMONG UNISON SOFTWARE, INC., THE S & P 500 INDEX
         AND THE HAMBRECHT & QUIST TECHNOLOGY INDEX
                                                                7/21/95     5/96
Unison Software, Inc.                                                100        306
S&P 500                                                              100        123
Hambrecht & Quist Technology                                         100        124
* $100 INVESTED ON 07/21/95 IN STOCK OR INDEX -
INCLUDING REINVESTMENT OF DIVIDENDS.
FISCAL YEAR ENDING MAY 31.

                                 OTHER MATTERS

    The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Company may recommend.

    It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. You are therefore urged to execute and return, at your earliest convenience, the accompanying proxy card in the envelope which has been enclosed.

                                          THE BOARD OF DIRECTORS

Santa Clara, California
September 23, 1996

                                   APPENDIX A

    The following summaries of the 1991 Incentive Stock Option Plan, the 1995 Employee Stock Purchase Plan, and the 1995 Director Stock Option Plan are furnished pursuant to subsection (a) of Rule 16b-3 of the Exchange Act, in order to perfect the stockholder approval requirement of Rule 16b-3 with regard to such plans.

SUMMARY OF THE 1991 INCENTIVE STOCK OPTION PLAN

    GENERAL. The 1991 Incentive Stock Option Plan (the "1991 Plan") provided for the granting of incentive stock options. The Board of Directors has determined that no future grants will be made under the 1991 Plan. However, all options already granted under the 1991 Plan will continue to be governed by the 1991 Plan, and no rights granted under such options will be impaired by the termination of the 1991 Plan. The 1991 Plan may generally be administered by the Board.

    ELIGIBILITY; LIMITATIONS. Incentive stock options were granted under the 1991 Plan to certain employees. The Board, in its discretion, selected the employees to whom options could be granted, the time or times at which such options could be exercised, and the number of shares subject to each such grant.

    TERMS AND CONDITIONS OF OPTIONS. Each option is evidenced by one or more agreements in the form approved by the Board, and is subject to the following additional terms and conditions:

    (a) EXERCISE PRICE. The Board determined the exercise price of options at the time the options were granted. The exercise price of an incentive stock option could not be less than 100% of the fair market value of the Common Stock on the date such option was granted; provided, however, that the exercise price of options granted to a 10% Stockholder could not be less than 110% of the fair market value of the Common Stock on the date such option was granted.

    (b) EXERCISE OF OPTION; FORM OF CONSIDERATION. The Board determined the period over which options vested and became exercisable under the 1991 Plan. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The 1991 Plan permits payment to be made by cash, check, or other shares of Common Stock of the Company (with some restrictions).

    (c) TERM OF OPTION. The term of options could be no more than ten years from the date of grant; however, in the case of an incentive stock option granted to a 10% Stockholder, the term of the option could be no more than five years from the date of grant. No option may be exercised after the expiration of its term.

    (d) TERMINATION OF EMPLOYMENT. If an optionee's employment, directorship or consulting relationship terminates for any reason (other than death or disability), then all options held by the optionee under the 1991 Plan expire on the earlier of (i) the date three months after the termination or (ii) the expiration date of such option. To the extent the option is exercisable at the time of such termination, the optionee may exercise all or part of his or her option at any time before termination.

    (e) DEATH OR DISABILITY. If an optionee's employment, directorship or consulting relationship terminates as a result of death or total and permanent disability, then all options held by such optionee under the 1991 Plan expire on the earlier of (i) 12 months from the date of such termination or (ii) the expiration date of such option. The optionee (or the optionee's estate or the person who acquires the right to exercise the option by bequest or inheritance), may exercise all or part of the option at any time before such expiration to the extent that the option was exercisable at the time of such termination.

    (f) NONTRANSFERABILITY OF OPTIONS. Options granted under the 1991 Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.

    ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. If the outstanding shares of the stock of the Company are increased, decreased, or changed into, or exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock split, stock dividend, stock consolidation, or otherwise, the Board will make an appropriate and proportionate adjustment in the number and kind of shares as to which Options may be granted under the 1991 Plan.

    In the event of a liquidation or dissolution, any unexercised options will terminate. In such event, the Board may, in its discretion, provide that each optionee will have the right to exercise the option as to all of the optioned stock, including those not otherwise exercisable.

    In connection with any merger, consolidation, acquisition of assets or like occurrence involving the Company, the 1991 Plan will terminate unless provision is made for the assumption of the outstanding options or the substitution of equivalent options therefore, with appropriate adjustments made to both the price and number of shares subject to each option. Alternatively, the Board may, in its discretion, provide that the outstanding options will be fully vested and exercisable for a period to be determined by the Board.

    FEDERAL INCOME TAX CONSEQUENCES FOR THE 1991 PLAN. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain of loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% stockholder of the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

    THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON OPTIONEES AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF OPTIONS UNDER THE 1991 PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF AN EMPLOYEE'S OR CONSULTANT'S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE EMPLOYEE OR CONSULTANT MAY RESIDE.

SUMMARY OF THE 1995 EMPLOYEE STOCK PURCHASE PLAN

    GENERAL. The 1995 Employee Stock Purchase Plan (the "Purchase Plan") is intended to qualify under Sections 421 and 423 of the Code as an "employee stock purchase plan." A total of 125,000 shares of Common Stock has been reserved for issuance under the Purchase Plan.

    ADMINISTRATION. The Purchase Plan is administered by the Board of Directors or a committee of the Board.

    ELIGIBILITY. Only employees employed by the Company or its subsidiaries on the first day of an offering period may participate in the Purchase Plan. For this purpose, an "employee" is any person who is regularly employed at least twenty hours per week and at least five months per calendar year by the Company or any of its subsidiaries. No employee shall be granted an option under the Purchase Plan if: (i) immediately after the grant of the option, the employee (or any other person whose stock would be attributed to the employee pursuant to Section 424(d) of the Code) would own 5% or more of the total combined voting power or value of the stock of the Company or any of its subsidiaries; or (ii) which permits such participant's rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds $25,000 worth of stock (determined with reference to the fair market value of the Common Stock on the first day of the offering period) in a calendar year. Subject to these eligibility criteria, the Purchase Plan permits eligible employees to purchase Common Stock through payroll deductions subject to certain limitations described below. See "Payment of Purchase Price; Payroll Deductions."

    OFFERING PERIOD. The Purchase Plan has two six-month offering periods each year beginning on the first trading day on or after January 1 and July 1 respectively. During each offering period, payroll deductions are accumulated and, at the end of each period, shares of Common Stock are purchased with a participant's accumulated payroll deductions. The Board has the power to change the duration of future offering periods, if such change is made at least fifteen days prior to the scheduled beginning of the first offering period to be affected. The first day of an offering period is referred to as the "Enrollment Date," and the last day of a offering period is referred to as the "Exercise Date."

    PURCHASE PRICE. The purchase price per share at which shares will be sold in an offering under the Purchase Plan is the lower of (i) 85% of the fair market value of a share of Common Stock on the Enrollment Date or (ii) 85% of the fair market value of a share of Common Stock on the Exercise Date. The fair market value of the Common Stock on a given date is generally determined with reference to the closing sale price of the Common Stock for such date.

    PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS. The purchase price of the shares is accumulated by payroll deductions over the offering period. The Purchase Plan provides that the aggregate of such payroll deductions during the offering period shall not exceed 10% of the participant's total compensation during said offering period, nor $21,250 in any calendar year. During the offering period, a participant may discontinue his or her participation in the Purchase Plan, and may decrease or increase the rate of payroll deductions in an offering period within limits set by the Board of Directors.

    All payroll deductions made for a participant are credited to the participant's account under the Purchase Plan, are withheld in whole percentages only and are included with the general funds of the Company. Funds received by the Company pursuant to exercises under the Purchase Plan are also used for general corporate purposes. A participant may not make any additional payments into his or her account.

    WITHDRAWAL. A participant may terminate his or her participation in the Purchase Plan at any time by giving the Company a written notice of withdrawal. In such event, the payroll deductions credited to the participant's account will be returned, without interest, to such participant. Payroll deductions will not resume unless a new subscription agreement is delivered in connection with a subsequent offering period.

    TERMINATION OF EMPLOYMENT. Termination of a participant's employment for any reason, including death, cancels his or her participation in the Purchase Plan immediately. In such event, the payroll deductions credited to the participant's account will be returned without interest to such participant, his or her designated beneficiaries or the executors or administrators of his or her estate.

    ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event of any changes in the capitalization of the Company effected without receipt of consideration by the Company, such as a stock split, stock dividend, combination or reclassification of the Common Stock, resulting in an increase or decrease in the number of shares of Common Stock, proportionate adjustments will be made by the Board in the shares subject to purchase and in the price per share under the Purchase Plan. In the event of liquidation or dissolution of the Company, the offering period then in progress will terminate immediately prior to the consummation of such event unless otherwise provided by the Board. In the event of a sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each right to purchase shares under the Purchase Plan may be assumed or an equivalent right may be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines to shorten the offering period then in progress by setting a new Exercise Date. If the Board shortens the offering period in lieu of assumption or substitution in the event of a merger or sale of assets, the Board will provide notice to each participant at least ten business days prior to the new Exercise Date that the Exercise Date has been changed to the new Exercise Date and that the purchases for that offering period will automatically occur on the new Exercise Date unless prior to such date the participant has withdrawn from the offering period.

    AMENDMENT AND TERMINATION. The Board may at any time and for any reason amend or terminate the Purchase Plan, except that no such termination will affect outstanding rights, and no amendment may make any change in outstanding rights which adversely affects current participants. Stockholder approval for amendments to the Purchase Plan must be obtained in such a manner and to such a degree as required to comply with Rule 16b-3 of the Exchange Act or with Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation).

    FEDERAL INCOME TAX CONSEQUENCES FOR THE PURCHASE PLAN. No income will be taxable to a participant until the shares purchased under the Purchase Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax in an amount that depends upon the holding period of the shares sold. If the shares are sold or otherwise disposed of more than two (2) years from the Enrollment Date and one (1) year from the applicable Exercise Date, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of the Enrollment Date. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. The Company generally is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding periods described above.

    THE FOREGOING SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANT AND THE COMPANY WITH RESPECT TO THE SHARES PURCHASED UNDER THE PURCHASE PLAN DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT'S DEATH OR THE INCOME TAX LAWS OF ANY STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

SUMMARY OF THE AMENDED AND RESTATED 1993 DIRECTOR STOCK OPTION PLAN

    GENERAL. A total of 150,000 shares of Common Stock is reserved for issuance under the Amended and Restated 1993 Director Stock Option Plan (the "Director Plan"). As of August 31, 1996, options to purchase 70,000 shares have been granted under the Director Plan, and 80,000 shares remain available for future issuance. The purposes of the Director Plan are to attract and retain the best available personnel for service as nonemployee directors of the Company, to provide additional incentive to such nonemployee directors and to encourage their continued service on the Board.

    ADMINISTRATION. The Director Plan is designed to be effective automatically without requiring administration. However, to the extent administration is necessary, it will be provided by the Board. The interpretation and construction of any provision of the Director Plan by the Board are final and conclusive. Members of the Board receive no additional compensation for their services in connection with the administration of the Director Plan.

    TERMS OF OPTIONS. The Director Plan provides for the grant of nonstatutory stock options to nonemployee directors of the Company. Each nonemployee director will be automatically granted an option (the "Initial Option") to purchase 15,000 shares of Common Stock on the date on which the person first becomes a nonemployee director. Thereafter, each outside director shall be automatically granted an option to purchase 5,000 shares of Common Stock (a "Subsequent Option") on June 1 of each year provided he or she is then an outside director and has served on the Board for at least six months prior to such date. Options granted under the Director Plan expire 10 years after the date of grant. Each option is evidenced by a stock option agreement between the Company and the director. The terms of the options under the Director Plan described above may not be amended more than once every six months, except for amendments to comply with changes in applicable law.

    RULE 16B-3. The Director Plan requires that options granted thereunder comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act, or any successor thereto. Such options may contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to the Director Plan transactions.

    EXERCISE OF THE OPTIONS. Each option granted under the Director Plan becomes exercisable as to one-third (1/3) of the shares subject thereto on the date twelve (12) months after its date of grant, and as to an additional one-third (1/3) of the shares subject thereto on each anniversary of the date of grant thereafter so long as the Optionee continues to serve as a Director. The consideration to be paid for the shares to be issued upon exercise of an Option, including the method of payment, may consist of (i) cash, (ii) check, (iii) Promissory Note, (iv) other shares of Common Stock (with some restrictions), (v) cashless exercise, (vi) any combination of the foregoing methods of payment, or
(vii) any other condition and method of payment as may be permitted by law.

    OPTION PRICE. The exercise price for all options granted under the Director Plan is the fair market value of the Company's Common Stock on the date of grant. The fair market value of a share of Common Stock is generally determined with reference to the last reported sale price for such stock on the date of grant.

    TERMINATION OF STATUS AS A DIRECTOR. The Director Plan provides that if the optionee ceases to serve as a director of the Company, the optionee may, but only within 3 months after the date he or she ceases to be a director, exercise his or her option to the extent that the optionee was entitled to exercise it at the date of such termination, provided that the option is exercised no later than its expiration date.

    DISABILITY. If an optionee is unable to continue service as a director of the Company as a result of his or her total and permanent disability, the optionee may, but only within 6 months after the date of the optionee's termination, exercise his or her option to the extent entitled to exercise it at the date of such termination, provided that the option is exercised no later than its expiration date.

    DEATH. In the event of the death of an optionee, the option may be exercised at any time within 12 months after death to the extent that the optionee was entitled to exercise it on the date of death, provided that the option is exercised no later than its expiration date.

    NONTRANSFERABILITY OF OPTIONS. Options granted under the Director Plan are nontransferable by the optionee, other than by will or the laws of descent and distribution, and are exercisable during the optionee's lifetime only by the optionee.

    ADJUSTMENTS; DISSOLUTIONS; MERGERS AND ASSET SALES. In the event any change is made in the Company's capitalization which results in an increase or decrease in the number of issued shares of Common Stock without receipt of consideration by the Company, an appropriate adjustment will be made in the number of shares under the Director Plan and the price per share covered by each outstanding option. In the event of the proposed dissolution or liquidation of the Company, all outstanding options will terminate immediately prior to the consummation of such proposed action. In the event of a merger of the Company with or into another corporation or the sale of all or substantially all of the assets of the Company, each outstanding option will become fully vested and exercisable.

    AMENDMENT AND TERMINATION. The Board may amend, alter, suspend or discontinue the Director Plan at any time, but any such action may not adversely affect any stock option then outstanding under the Director Plan without the consent of the holder thereof. To the extent necessary and desirable to comply with Rule 16b-3 (or any other applicable law or regulation), the Company may obtain stockholder approval of any amendment to the Director Plan in such a manner and to such a degree as required. The Director Plan terminates in August 2003. Any options outstanding under the Director Plan at the time of its termination will remain outstanding until they expire by their terms.

    FEDERAL INCOME TAX CONSEQUENCES FOR THE DIRECTOR PLAN. Options granted under the Director Plan are nonstatutory stock options. An optionee will not recognize any taxable income at the time of grant of an option. Upon its exercise, the optionee may recognize ordinary income measured by the excess of the then fair market value of the shares over the exercise price. However, because the optionee is a director of the

Company and subject to Section 16 of the Exchange Act, the date of taxation (and the date of measurement of ordinary income) may be deferred unless the optionee files an election under Section 83(b) of the Code. Upon resale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain or loss. The Company will be entitled to a tax deduction in the amount and at the time that the optionee recognizes ordinary income with respect to shares acquired upon exercise of an option.

    THE FOREGOING SUMMARY OF THE FEDERAL INCOME TAX CONSEQUENCES OF DIRECTOR PLAN TRANSACTIONS IS BASED ON FEDERAL INCOME TAX LAWS IN EFFECT ON THE DATE OF THIS PROXY STATEMENT. THIS SUMMARY IS NOT INTENDED TO BE COMPLETE, AND DOES NOT DESCRIBE FOREIGN, STATE OR LOCAL TAX CONSEQUENCES OF DIRECTOR PLAN TRANSACTIONS.

                                                                EDGAR APPENDIX A

                             UNISON SOFTWARE, INC.

                             1995 STOCK OPTION PLAN

    1. PURPOSES OF THE PLAN. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options (as defined under Section 422 of the Code) or Nonstatutory Stock Options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder. Stock Purchase Rights may also be granted under the Plan.

    2.  DEFINITIONS.  As used herein, the following definitions shall apply:

    (a) "ADMINISTRATOR" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

    (b) "APPLICABLE LAWS" means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

    (c) "BOARD" means the Board of Directors of the Company.

    (d) "CODE" means the Internal Revenue Code of 1986, as amended.

    (e) "COMMITTEE" means a committee of Directors appointed by the Board of Directors to administer the Plan in accordance with Section 4 of the Plan.

    (f) "COMMON STOCK" means the Common Stock of the Company.

    (g) "COMPANY" means Unison Software, Inc., a Delaware corporation.

    (h) "CONSULTANT" means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services. The term Consultant shall include Directors.

    (i) "CONTINUOUS STATUS AS AN EMPLOYEE OR CONSULTANT" means that the employment or consulting relationship with the Company, any Parent, or Subsidiary, is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract, including Company policies. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

    (j) "DIRECTOR" means a member of the Board.

    (k) "EMPLOYEE" means any person, including Officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

    (l) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

    (m) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

        (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable;

        (ii) If the Common Stock is quoted on the NASDAQ System (but not on the Nasdaq National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, or;

       (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

    (n) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

    (o) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

    (p) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

    (q) "OPTION" means a stock option granted pursuant to the Plan.

    (r) "OPTION AGREEMENT" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

    (s) "OPTIONED STOCK" means the Common Stock subject to an Option or a Stock Purchase Right.

    (t) "OPTIONEE" means an Employee or Consultant who receives an Option or Stock Purchase Right.

    (u) "PARENT" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

    (v) "PLAN" means this 1995 Stock Option Plan.

    (w) "RESTRICTED STOCK" means shares of Common Stock acquired pursuant to a grant of a Stock Purchase Right under Section 18 below.

    (x) "RULE 16B-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3.

    (y) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 11 below.

    (z) "STOCK PURCHASE RIGHT" means a right to purchase Common Stock pursuant to Section 18 below.

    (aa) "SUBSIDIARY" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

    3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 1,100,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

    If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); PROVIDED, however, that Shares that have actually been issued under the Plan, upon exercise of either an Option or Stock Purchase Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if unvested Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

    4.  ADMINISTRATION OF THE PLAN.

    (a) PROCEDURE.

        (i) MULTIPLE ADMINISTRATIVE BODIES. The Plan may be administered by different Committees with respect to different groups of Optionees.

        (ii) SECTION 162(M). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

       (iii) RULE 16B-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

        (iv) OTHER ADMINISTRATION. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

    (b) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any stock exchange upon which the Common Stock is listed, the Administrator shall have the authority, in its discretion:

        (i) to determine the Fair Market Value of the Common Stock;

        (ii) to select the Consultants and Employees to whom Options and Stock Purchase Rights may from time to time be granted hereunder;

       (iii) to determine whether and to what extent Options and Stock Purchase Rights (or any combination thereof) are granted hereunder;

        (iv) to determine the number of Shares to be covered by each such award granted hereunder;

        (v) to approve forms of agreement for use under the Plan;

        (vi) to determine the terms and conditions of any award granted hereunder;

       (vii) to determine whether and under what circumstances an Option may be settled in cash under Section 9(e) instead of Common Stock;

      (viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

        (ix) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option has declined since the date the Option was granted;

        (x) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable; and

        (xi) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

    (c) EFFECT OF ADMINISTRATOR'S DECISION. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options or Stock Purchase Rights.

    5.  ELIGIBILITY.

    (a) Nonstatutory Stock Options and Stock Purchase Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option or Stock Purchase Right may, if otherwise eligible, be granted additional Options or Stock Purchase Rights.

    (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market
Value:

        (i) of Shares subject to an Optionee's Incentive Stock Options granted by the Company, any Parent or Subsidiary, which

        (ii) become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

    (c) Neither the Plan nor any Option or Stock Purchase Right shall confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

    (d) The following limitations shall apply to grants of Options to Employees:

        (i) No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 250,000 Shares.

        (ii) In connection with his or her initial service, an Employee may be granted options to purchase up to an additional 250,000 Shares which shall not count against the limit set forth in subsection (i) above.

       (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
    Section 11.

        (iv) If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 11), the canceled Option will be counted against the limit set forth in Section 5(d)(i). For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

    6. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company, as described in Section 17 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan.

    7. TERM OF OPTION. The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten
(10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

    8.  OPTION EXERCISE PRICE AND CONSIDERATION.

    (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

        (i) In the case of an Incentive Stock Option

           (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

           (B) granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

        (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

       (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

    (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option have been owned by the Optionee for more than six months on the date of surrender and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, (6) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement, or (7) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

    9.  EXERCISE OF OPTION.

    (a) PROCEDURE FOR EXERCISE; RIGHTS AS A STOCKHOLDER. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence.

    An Option may not be exercised for a fraction of a Share.

    An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 11 of the Plan.

    Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

    (b) TERMINATION OF EMPLOYMENT OR CONSULTING RELATIONSHIP. In the event of termination of an Optionee's Continuous Status as an Employee or Consultant with the Company (but not in the event of an Optionee's change of status from Employee to Consultant (in which case an Employee's Incentive Stock Option shall automatically convert to a Nonstatutory Stock Option on the ninety-first (91st) day following such change of status) or from Consultant to Employee), such Optionee may, but only within such period of time as is determined by the Administrator, with such determination in the case of an Incentive Stock Option not exceeding three (3) months after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

    (c) DISABILITY OF OPTIONEE. In the event of termination of an Optionee's consulting relationship or Continuous Status as an Employee as a result of his or her disability (as such term is defined in Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee is not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

    (d) DEATH OF OPTIONEE. In the event of the death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

    (e) BUYOUT PROVISIONS. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

    10. NON-TRANSFERABILITY OF OPTIONS AND STOCK PURCHASE RIGHTS. Unless otherwise specified by the Administrator, Options and Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

    11.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

    (a) CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option or Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

    (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen
(15) days prior to such proposed action. To the extent it has not been previously exercised, the Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

    (c) MERGER OR ASSET SALE. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right shall be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. If the outstanding Options and Stock Purchase Rights are not assumed or substituted in accordance with the preceding sentence, the Administrator shall provide for all Options to vest and for the Optionee to have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which such Option or Stock Purchase Right would not otherwise be exercisable, unless the Administrator, in its discretion, provides otherwise. If the exercisability of an Option or Stock Purchase Right is accelerated pursuant to the preceding sentence, the Administrator shall notify the Optionee that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of fifteen
(15) days from the date of such notice, and the Option or Stock Purchase Right will terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the Option or Stock Purchase Right confers the right to purchase, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

    12. TIME OF GRANTING OPTIONS AND STOCK PURCHASE RIGHTS. The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

    13.  AMENDMENT AND TERMINATION OF THE PLAN.

    (a) AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Section 422 of the Code or any other Applicable Laws, the

Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

    (b) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan shall not affect Options or Stock Purchase Rights already granted, and such Options and Stock Purchase Rights shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

    14. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

    As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

    15. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

    The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

    16. AGREEMENTS. Options and Stock Purchase Rights shall be evidenced by written agreements in such form as the Board shall approve from time to time.

    17. STOCKHOLDER APPROVAL. The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws.

    18.  STOCK PURCHASE RIGHTS.

    (a) RIGHTS TO PURCHASE. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer, which shall in no event exceed six (6) months from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

    (b) REPURCHASE OPTION. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

    (c) OTHER PROVISIONS. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each purchaser.

    (d) RIGHTS AS A STOCKHOLDER. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

                                                          EDGAR APPENDIX B


                                UNISON SOFTWARE, INC.
                         1996 ANNUAL MEETING OF STOCKHOLDERS

             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Unison Software, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated September 18, 1996 and hereby appoints Don H. Lee and Richard J. Armitage, or either of them, proxies and attorney-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1996 Annual Meeting of Stockholders of Unison Software, Inc. to be held on October 29, 1996, at 9:00 a.m. local time, at The Embassy Suites Hotel, 2885 Lakeside Drive, Santa Clara, California 95054, and at any adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and, in their discretion, upon such other matter or matters which may properly come before the meeting and any adjournment(s) thereof.

This proxy will be voted as directed, or, if no contrary direction is indicated, will be voted FOR the election of the specified nominees as directors, FOR the approval of amendments to the Amended and Restated 1995 Stock Option Plan to increase the number of shares reserved for issuance thereunder from 300,000 to 1,100,000 shares and to make certain other changes, FOR the ratification of the appointment of Coopers & Lybrand LLP as independent auditors, and as said proxies deem advisable on such other matters as may properly come before the meeting.

                      CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                                                SEE REVERSE
                                                                    SIDE

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

Please mark your votes as indicated in this example
/X/


THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF THE SPECIFIED NOMINEES AS DIRECTORS, FOR THE APPROVAL OF AMENDMENTS TO THE AMENDED AND RESTATED 1995 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER FROM 300,000 TO 1,100,000 SHARES AND TO MAKE CERTAIN OTHER CHANGES, FOR THE RATIFICATION OF THE APPOINTMENT OF COOPERS & LYBRAND LLP AS INDEPENDENT AUDITORS, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THIS MEETING.



1.  ELECTION OF DIRECTORS:
Nominees: Don H. Lee; Dominic Gattuso, Jr.; Michael A. Casteel; Donald R. Dixon; Jeffrey D. Saper

FOR    WITHHELD
/ /      / /


/ /  ---------------------------------------------
     For all nominees except as noted above


2. PROPOSAL TO APPROVE AMENDMENTS TO THE AMENDED AND RESTATED 1995 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER FROM 300,000 TO 1,100,000 SHARES AND TO MAKE CERTAIN OTHER
    CHANGES:

FOR    AGAINST    ABSTAIN
/ /      / /      / /


3. PROPOSAL TO RATIFY THE APPOINTMENT OF COOPERS & LYBRAND LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY:
/ /      / /      / /

In their discretion, upon such other matter or matters which may properly come before the meeting and any adjournment(s) thereof.

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW
/ /


THIS PROXY SHOULD BE MARKED, DATED, SIGNED BY THE SHAREHOLDER(S) EXACTLY AS HIS OR HER NAME APPEARS HEREON, AND RETURNED PROMPTLY IN THE ENCLOSED ENVELOPE. PERSONS SIGNING IN A FIDUCIARY CAPACITY SHOULD SO INDICATE. IF SHARES ARE HELD BY JOINT TENANTS OR AS COMMUNITY PROPERTY, BOTH SHOULD SIGN.



Signature:                             Date
         ------------------------------     -------------
Signature:                             Date
         ------------------------------     -------------

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